UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-23603

Alger ETF Trust

(Exact name of registrant as specified in charter)

100 Pearl Street, New York, New York 10004
(Address of principal executive offices)       (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

100 Pearl Street

New York, New York 10004
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report that is required to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C.  § 3507.

 EXPLANATORY NOTE

This Form N-CSR/A amends Form N-CSR of the registrant for the annual reporting period ended December 31, 2023, originally filed with the Securities and Exchange Commission on March 1, 2024 (Accession No. 0001140361-24-010676). The purpose of the amendment is to correct immaterial errors on the financial highlights table for the Alger Mid Cap 40 ETF. Other than the aforementioned revision, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, nor modify or update the disclosures therein in any way.

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

ALGER

THE ALGER ETF TRUST

ANNUAL REPORT

DECEMBER 31, 2023

Table of Contents

The Alger ETF Trust

The funds utilize the ActiveShares® methodology licensed from Precidian Investments, LLC (Precidian). Precidian’s products and services are protected by domestic and international intellectual property protections, including, without limitation, the following issued patents and pending patent applications: 7813987, 8285624, 7925562, 13011746, 14528658, 14208966, 16196560.

Shareholders’ Letter (Unaudited)	December 31, 2023

Dear Shareholders,

“Information is the resolution of uncertainty.” – Claude Shannon

At Alger, we integrate our focus on change and the uncertainty that it brings with a deep commitment to fundamental bottom-up research. In the realm of investing, where uncertainty and change are constant companions, we recognize the significance of making well-informed decisions on corporate fundamentals—such as sales, earnings, and cash flow—to seek alpha generation and long-term wealth creation. Our approach is centered on diligently gathering and analyzing information to identify companies not only with a strong potential for sustained earnings growth over the long-term, but also those adept at navigating and capitalizing on market disruption. By focusing on businesses poised to gain market share and compound their earnings growth—decisions we hope are made clearer through our deep commitment to resolving investment uncertainties with solid information— we aim to construct portfolios that are resilient in various economic scenarios, including periods of significant change. This approach is not just about avoiding risk; it is about actively seeking out opportunities where information aligns with a potential for growth amidst change. Ultimately, our goal is to enhance long-term value for our shareholders, guided by the beacon of well-resolved information in a sea of market uncertainties and ever-evolving change.

Reflecting on the fiscal year ended December 31, 2023, the narrative of the market was one of resilience and recovery, with the S&P 500 Index finishing up 26.29%. Following a turbulent 2022, in which higher interest rates dampened equity valuations, investor sentiment turned positive in 2023, driven by easing inflation, stabilizing corporate earnings, and the increasing likelihood of a soft landing (i.e., an economic slowdown without a recession). Further, a surge of enthusiasm around Artificial Intelligence ("AI") contributed to outsized returns for certain of the largest companies within the Information Technology and Communication Services sectors. Not all sectors shared in this rally, as the Energy and Utilities sectors underperformed the S&P 500 Index. As for interest rates, the yield on U.S. 10-year note started the year at 3.88%, peaked at 4.99% in mid-October, and then fell 111 basis points back to 3.88%, ending the year precisely where it began.

During the first quarter of 2023, we saw a reversal in the bearish sentiment that had marked much of the previous year. In February, the Federal Reserve (the “Fed”) slowed down its rate hikes to 25 basis point increments, a reduction from the 50 basis point hike in December 2022. In March, concerns around bank funding and liquidity emerged following the collapse of two regional banks, leading to significant deposit outflows across many regional banks. The Fed, U.S. Treasury, and Federal Deposit Insurance Corporation (FDIC) took steps to alleviate market concerns, including announcing an emergency liquidity program, guaranteeing uninsured deposits, and allowing some bank mergers and acquisitions.

Transitioning into the second quarter of 2023, U.S. economic data released in June reinforced the soft landing narrative with signs of (1) disinflation, as evidenced by the May Consumer Price Index (“CPI”) report coming in softer than expected with headline CPI posting the lowest annual increase in more than two years, (2) resilient labor markets, as May payrolls beat estimates for a 14th straight month, and (3) a stronger housing market, with builder confidence at the highest in nearly a year, housing starts at the highest in over a year, and multi-unit starts at the highest in nearly four decades.

Despite the strong rally in the first-half of 2023, U.S. equities fell during the third quarter. While investors initially embraced a continuation of prevailing narratives around AI and expectations of a soft landing in July, mounting concerns surrounding aggressive Fed policy and a sharp rise in interest rates led to declining equity prices in August and September. Moreover, the resumption of student loan payments, diminished savings from the pandemic, and higher energy prices reignited worries that a decline in U.S. consumer spending could lead to the possibility of an upcoming recession. Rising interest rates were seen as one of the largest headwinds to risk assets during the third quarter, as the yield on the U.S. 10-year note increased by 76 basis points to 4.57% and the yield on the two-year note increased nearly 20 basis points to 5.04%. While the rate of inflation decelerated meaningfully year-over- year, the monthly CPI readings for July and August rose 0.2% and 0.6%, respectively. That said, the rise in interest rates was driven more by real yields (i.e., nominal yields excluding inflation), as opposed to rising inflation expectations during the third quarter.

In the final quarter of 2023, U.S. equities experienced a strong rally, driven in large part by considerable easing in financial conditions. This shift was primarily driven by Fed officials’ acknowledgment in October that the tightening financial measures implemented throughout 2023 had reduced the need for further rate hikes. Moreover, disinflation remained a high- profile market theme throughout the quarter, as the October Core CPI report came in below consensus estimates. Further, the October Core Personal Consumption Expenditure Price Index, the Fed’s preferred inflation measure, also fell to its lowest level since March 2021. In late November, Fed Governor Christopher Waller said continued disinflation over the next several months could lead to rate cuts in 2024. The December Federal Open Market Committee (FOMC) meeting reinforced this dovish stance, as the median 2024 Fed Funds rate projection implied 75 basis points worth of easing. Additionally, consumer resilience, strong third quarter corporate earnings and an anticipated rebound in earnings growth in 2024 were other contributors to the fourth quarter market rally.

Among non-U.S. equities, developed markets saw strong performance during the fiscal twelve-month period ended December 31, 2023. Notable strength was driven by Europe avoiding an energy crisis due to a mild winter, and Japan’s economy being bolstered by well-received corporate reforms to improve governance. As such, the MSCI ACWI ex- USA rose 16.21% during the fiscal twelve-month period ended December 31, 2023, with the Information Technology and Industrials sectors showing strong results, while the Real Estate and Consumer Staples sectors saw weaker performance. Within Emerging Markets, technology focused countries like Taiwan and Korea, performed strongly as evidence of a cyclical recovery in the semiconductor industry. Moreover, India benefited from strong household consumption, moderating inflation, and increased foreign investment, as we believe the country continues to show strong structural growth from increased government spending and a growing middle class. However, there was notable weakness in China as the country faced challenges in their property sector, and weaker-than-expected economic recovery data weighed on investor sentiment throughout 2023. As such, the MSCI Emerging Markets Index was up 10.27% during the fiscal twelve-month period ended December 31, 2023. Strong performance within the Energy and Information Technology sectors was partially offset by relative weakness in the Real Estate and Consumer Discretionary sectors.

Going Forward
We continue to believe that an unprecedented level of innovation is creating compelling investment opportunities – corporations are digitizing their operations, cloud computing growth continues to support future innovation, and artificial intelligence, which, in our view, is at an inflection point, potentially enabling significant increases in productivity. In the Health Care sector, we believe that advances in surgical technologies and innovations within biotechnology offer attractive opportunities ahead. As such, we intend to continue to focus on conducting in-depth fundamental research as we seek leaders of innovation. We believe this strategy embodies Claude Shannon’s insight, obtaining information to make well- informed decisions that help our shareholders achieve their long-term investment goals.

Separately, 2024 marks Alger’s 60th anniversary in our pursuit of growth investing. Over the past six decades, we have seen much change, including change itself. We believe accelerating change is one of the key reasons why growth stocks have outperformed value investing over the past 20 years. As innovations in areas like artificial intelligence, genomics, and surgical technologies evolve, we see a bright future for our style of growth investing.

Portfolio Matters
Alger 35 ETF
The Alger 35 ETF generated a 32.38% return for the fiscal twelve-month period ended December 31, 2023, compared to the 26.29% return of the S&P 500 Index. During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Financials.

Contributors to Performance
The Communication Services and Health Care sectors provided the largest contributions to relative performance. Regarding individual positions, NVIDIA Corp.; Amazon.com, Inc.; Microsoft Corp.; Advanced Micro Devices, Inc.; and Netflix, Inc. were among the top contributors to absolute performance.

Nvidia is a leading supplier of graphics processing units (GPUs) for a variety of end markets, such as gaming, PCs, data centers, virtual reality and high-performance computing. The company is leading in most secular growth categories in computing, and especially artificial intelligence and super-computing parallel processing techniques for solving complex computational problems. Simply put, Nvidia’s computational power is a critical enabler of AI and therefore, in our view, critical to AI adoption. As such, we believe Nvidia is a long-term high unit volume growth opportunity. During the period, shares contributed to performance as Nvidia reported solid operating results well above analyst expectations, driven by strong demand from data centers. Growing AI data center workloads are driving demand for the increased interconnections and fully accelerated software stacks, thereby enabling leading application performance and fast result times.

Detractors from Performance
The Energy and Financials sectors were the largest detractors from relative performance. Regarding individual positions, Schlumberger N.V.; SolarEdge Technologies, Inc.; JD.com, Inc.; Rivian Automotive, Inc.; and RAPT Therapeutics, Inc. were among the top detractors from absolute performance.

Schlumberger NV engages in the provision of technology and services for reservoir characterization, drilling, production and processing to the oil and gas industry. During the period, the company reported mixed operating results, where better-than-expected revenues were offset by lower-than-expected gross profit margins. Strong company revenues were driven by solid execution within Well Construction and Production Systems, while their Digital & Integration segment saw some weakness as a result of a pipeline shutdown causing temporary production delays in Ecuador, along with falling commodity prices that impacted Canadian projects. Moreover, despite management raising forward guidance on operating profits and free-cash-flow generation, these projections fell short of analyst estimates. As a result, shares detracted from performance.

Alger Mid Cap 40 ETF
The Alger Mid Cap 40 ETF generated a 16.34% return for the fiscal twelve-month period ended December 31, 2023, compared to the 25.87% return of Russell Midcap Growth Index. During the reporting period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Information Technology and the largest sector underweight was Financials.

Contributors to Performance
The Consumer Staples and Consumer Discretionary sectors provided the largest contributions to relative performance. Regarding individual positions, Vertiv Holdings Co.; Cabaletta Bio, Inc.; NVIDIA Corp.; Natera, Inc.; and Manhattan Associates, Inc. were among the top contributors to absolute performance.

Vertiv offers critical cooling and power management infrastructure technologies to meet the specific requirements of a diverse group of customers which primarily include datacenter customers. We believe the company is well positioned to potentially benefit from the secular demand in datacenters, as Vertiv holds leading positions in power and thermal management across the datacenter complex. During the period, the company reported strong operating results, where revenues and earnings handedly beat analyst estimates. Better-than-expected revenues were driven by higher pricing and volume growth. As the leading global supplier of power and thermal solutions to datacenters, we believe Vertiv is well positioned to benefit from the AI investment in datacenters, given the intense demand from hyperscalers for faster computing.

Detractors from Performance
The Information Technology and Financials sectors were the largest detractors from relative performance. Regarding individual positions, Madrigal Pharmaceuticals, Inc.; Xometry, Inc.; Shockwave Medical, Inc.; Sarepta Therapeutics, Inc.; and RAPT Therapeutics, Inc. were among the top detractors from absolute performance.

Xometry is a leading two-sided marketplace for on-demand manufacturing services. The company provides real-time access to global manufacturing demand and capacity, with sourcing and pricing available across a network of buyers and sellers. This marketplace enables buyers (e.g., engineers and product designers) to efficiently source manufacturing processes and sellers of manufacturing services to grow their businesses. Xometry’s AI-enabled technology platform is powered by proprietary machine learning algorithms, resulting in a sophisticated marketplace for manufacturing. During the period, shares detracted from performance as the company reported weaker-than-expected operating results, where company revenues came in well below consensus estimates. Management noted that suppliers accepted orders more quickly than usual on the Xometry platform due to a challenging macroeconomic environment. As a result, this prompted their proprietary algorithm to lower market pricing, which in turn led to slower revenue growth and gross margins compression.

Alger Weatherbie Enduring Growth ETF
The Alger Weatherbie Enduring Growth ETF returned 11.18% from its March 6, 2023, inception date to December 31, 2023, compared to the 14.68% return of the Russell Midcap Growth Index. During the reporting period, the largest sector weightings were Industrials and Health Care. The largest sector overweight was Industrials and the largest underweight was Consumer Discretionary. The Fund had no exposure to the Materials or Utilities sectors.

Contributors to Performance
The Health Care and Industrials sectors provided the largest contributions to relative performance. Regarding individual positions, TransDigm Group Incorporated, Vertex, Inc., XPO, Inc., Impinj, Inc., and Natera, Inc. were among the top contributors to absolute performance.

Natera is a specialty lab providing genetic testing services in the reproductive health, oncology and transplant markets. Reproductive health tests are run to screen for common genetic disorders such as trisomy 13, 18, and 21 in pregnant women - these tests are also known as non-invasive prenatal testing (NIPT). The company’s oncology franchise is led by Signatera, a test used to detect minimal residual disease (MRD) - the applications of this test are primarily to monitor therapy response and detect cancer recurrence. Lastly, Natera’s transplant franchise is led by Prospera, a test used to monitor transplant organ rejection. Natera’s tests are all based on the company’s proprietary liquid biopsy platform to detect cell-free DNA. During the year, shares contributed to performance, driven by a combination of (1) continued execution across the portfolio lead by the Signatera oncology segment, (2) demonstrated progress towards 2025 financial gross margin and cash flow objectives, and (3) a decline in the cost of capital across markets.

Detractors from Performance
The Financials and Consumer Discretionary sectors were the largest detractors from relative performance. Regarding individual positions, Chegg, Inc., Signature Bank, Paylocity Holding Corp., Agiliti, Inc., and Flywire Corp., were the top detractors from absolute performance.

Chegg is a leading online direct-to-consumer education business, which provides online textbook rentals and other internet-delivered services, such as homework help, tutoring and assistance with obtaining scholarships and finding internships. Despite reporting strong operating results, the company provided disappointing forward guidance citing greater competitive pressure from ChatGPT/AI platforms. While management appears to be doing its best to address this issue, including a collaboration with OpenAI announced in April, the company remains unable to offer visibility as to how the impact of ChatGPT/AI will play out as four-year college students weigh subscription costs for all learning resources versus free access to generative AI platforms.

 Thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Executive Officer, Chief Investment Officer
Fred Alger Management, LLC

These ETFs are different from traditional ETFs.

Traditional ETFs tell the public what assets they hold each day. These ETFs will not. This may create additional risks for your investment. Specifically:
•	You may have to pay more money to trade the ETFs’ shares. These ETFs will provide less information to traders, who tend to charge more for trades when they have less information.

•
The price you pay to buy ETF shares on an exchange may not match the value of the ETFs’ portfolios. The same is true when you sell shares. These price differences may be greater for these ETFs compared to other ETFs because they provide less information to traders.

•	These additional risks may be even greater in bad or uncertain market conditions.

The differences between these ETFs and other ETFs may also have advantages. By keeping certain information about the ETFs confidential, these ETFs may face less risk that other traders can predict or copy their investment strategies. This may improve the ETFs’ performance. If other traders are able to copy or predict the ETFs’ investment strategies, however, this may hurt the ETFs’ performance. For additional information regarding the unique attributes and risks of these ETFs, please refer to the prospectus.

The Funds are actively managed ETFs that do not seek to replicate the performance of specified indexes. The Funds do not provide daily disclosures of portfolio holdings, but instead provide verified intraday indicative values (“VIIVs”) calculated and disseminated every second throughout the trading day. The VIIVs are designed to be a highly correlated per share values of the underlying portfolios, but there is a risk that market prices of the Funds may vary significantly from their NAVs. The VIIV Calculation Methodology and historical daily comparisons of the Funds’ VIIVs to their NAVs are available on www. alger.com. The Funds’ trading on the basis of VIIVs may result in trades at wider bid/ask spreads than ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and, therefore, may cost investors more to trade. Although the Funds seek to benefit from keeping their portfolio information confidential, market participants may attempt to identify the Funds’ trading strategies, which, if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Funds and their shareholders. The Funds’ shares trade in the secondary market on NYSE Arca, Inc. and therefore may experience associated risks, such as the potential lack of an active market for the Funds’ shares, losses from trading in secondary markets, periods of high volatility, and disruptions in the creation and/or redemption process of the Funds. Any of these factors may cause the Funds’ shares to trade at premiums or discounts to NAVs. Creations and redemptions in the Funds occur through an agent called an “AP Representative” who is not obligated to engage in creations or redemptions. The Funds may have a limited number of AP Representatives and if AP Representatives are not able to proceed with creations and/or redemptions, the Funds’ shares may trade at discount to their NAVs and possibly face trading halts and/or delisting, and investors could experience significant losses as a result.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger 35 ETF, Alger Mid Cap 40 ETF and Alger Weatherbie Enduring Growth ETF. This report is not authorized for distribution to prospective investors in an ETF unless preceded or accompanied by an effective prospectus for the applicable ETF. The ETFs’ returns represent the fiscal twelve-month period return of the applicable ETFs’ share price and NAV returns. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in an ETF will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 223-3810.

The views and opinions of the ETFs’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in an ETF or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in an ETF and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in an ETF. Please refer to the Schedule of Investments, which is included in this report, for a complete list of the ETFs’ holdings as of December 31, 2023. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by an ETF during the twelve-month fiscal period.

Risk Disclosures
Alger 35 ETF
Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Mid Cap 40 ETF
Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Weatherbie Enduring Growth ETF
Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

For a more detailed discussion of the risks associated with the ETFs, please see the ETFs’ prospectuses.

Before investing, carefully consider an ETF’s investment objective, risks, charges, and expenses. For a prospectus and summary prospectus containing this and other information or for an ETF’s most recent month-end performance data, visit www. alger.com, call (800) 223-3810 or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Distributor: Fred Alger & Company, LLC. Listed on NYSE Arca, Inc.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

 Definitions:

•	Earnings per share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock.

•	Free cash flow is the cash a company generates after taking into consideration cash outflows that support its operations and maintain its capital assets.

•
The Consumer Price Index (CPI) measures the monthly change in prices paid by U.S. consumers. The Bureau of Labor Statistics (BLS) calculates the CPI as a weighted average of prices for a basket of goods and services rep- resentative of aggregate U.S. consumer spending.

•
The Russell Midcap Growth Index measures the performance of the mid- cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. Russell Midcap Growth Index performance does not reflect deductions for fees or expenses.

•
The Russell Midcap Index measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 27% of the total market capitalization of the Russell 1000 companies, as of the most recent reconstitution. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true midcap opportunity set.

•
The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 rep- resents approximately 93% of the Russell 3000 Index, as of the most recent reconstitution. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are included.

•
The Russell 3000 Index measures the performance of the largest 3,000 US companies representing approximately 96% of the investable US equity market, as of the most recent reconstitution. The Russell 3000 Index is con- structed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.

•	The S&P 500 Index tracks the performance of 500 large companies listed on stock exchanges in the U.S.

•
The MSCI ACWI ex USA Index captures large- and mid-cap representation across developed markets countries (excluding the US) and emerging markets countries. The index covers approximately 85% of the global equity oppor- tunity set outside the US.

•	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•
The Russell 3000 Growth Index combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell's leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, un-biased, and stable barometer of the growth opportunities within the broad market.

•
The Russell 3000 Value Index measures the performance of the broad value segment of the US equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market.

•
The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is constructed to provide a comprehensive and unbiased barometer of the small-cap segment.

ALGER 35 ETF
Fund Highlights Through December 31, 2023 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger 35 ETF and the S&P 500 Index (an unmanaged index of common stocks) from May 3, 2021, the inception date of the Alger 35 ETF, through December 31, 2023. Figures for the Alger 35 ETF and the S&P 500 Index include reinvestment of dividends. Figures for the Alger 35 ETF also include reinvestment of capital gains. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER 35 ETF
Fund Highlights Through December 31, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 12/31/23

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	Since Inception
Alger 35 ETF – Net Asset Value (Inception 5/3/21)	32.38%	n/a	(5.28)%
Alger 35 ETF – Market Value (Inception 5/3/21)	32.71%	n/a	(5.22)%
S&P 500 Index	26.29%	n/a	6.64%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions. Market price is determined using the bid/ask midpoint at 4:00
P.M. Eastern Time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 223-3810.

ALGER MID CAP 40 ETF
Fund Highlights Through December 31, 2023 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Mid Cap 40 ETF and the Russell Midcap Growth Index (an unmanaged index of common stocks) from February 26, 2021, the inception date of the Alger Mid Cap 40 ETF, through December 31, 2023. Figures for the Alger Mid Cap 40 ETF and the Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap 40 ETF also include reinvestment of capital gains. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP 40 ETF
Fund Highlights Through December 31, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 12/31/23

AVERAGE ANNUAL TOTAL RETURNS

AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	Since Inception
Alger Mid Cap 40 ETF – Net Asset Value (Inception 2/26/21)	16.34%	n/a	(11.01)%
Alger Mid Cap 40 ETF – Market Value (Inception 2/26/21)	16.81%	n/a	(11.28)%
Russell Midcap Growth Index	25.87%	n/a	0.90%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions. Market price is determined using the bid/ask midpoint at 4:00 P.M. Eastern Time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 223-3810.

ALGER WEATHERBIE ENDURING GROWTH ETF
Fund Highlights Through December 31, 2023 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Weatherbie Enduring Growth ETF and the Russell Midcap Growth Index (an unmanaged index of common stocks) from March 6, 2023, the inception date of the Alger Weatherbie Enduring Growth ETF, through December 31, 2023. Figures for the Alger Weatherbie Enduring Growth ETF and the Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Weatherbie Enduring Growth ETF also include reinvestment of capital gains. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER WEATHERBIE ENDURING GROWTH ETF
Fund Highlights Through December 31, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 12/31/23

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	Since Inception
Alger Weatherbie Enduring Growth ETF – Net Asset Value
(Inception 3/6/23)	n/a	n/a	11.18%
Alger Weatherbie Enduring Growth ETF – Market Value
(Inception 3/6/23)	n/a	n/a	11.38%
Russell Midcap Growth Index	n/a	n/a	14.63%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions. Market price is determined using the bid/ask midpoint at 4:00
P.M. Eastern Time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 223-3810.

PORTFOLIO SUMMARY†
December 31, 2023 (Unaudited)

SECTORS/SECURITY TYPES	Alger 35 ETF	Alger Mid Cap 40 ETF	Alger Weatherbie Enduring Growth ETF
Communication Services	9.5%	7.6%	1.1%
Consumer Discretionary	18.0	17.4	3.5
Consumer Staples	0.0	4.4	0.0
Energy	0.0	4.4	0.0
Financials	0.9	1.9	2.9
Healthcare	16.7	13.1	26.9
Industrials	7.8	17.0	37.2
Information Technology	37.6	29.8	16.7
Real Estate	1.8	0.0	6.9
Total Equity Securities	92.3	95.6	95.2
Short-Term Investments and
Net Other Assets	7.7	4.4	4.8
	100.0%	100.0%	100.0%

† Based on net assets of each Fund.

THE ALGER ETF TRUST  ALGER 35 ETF
Schedule of Investments December 31, 2023

COMMON STOCKS—90.5%	SHARES	VALUE
AEROSPACE & DEFENSE—3.4%
HEICO Corp., Cl. A	3,073	$437,718
APPAREL RETAIL—1.9%
Burlington Stores, Inc.*	1,296	252,046
APPLICATION SOFTWARE—2.0%
AppFolio, Inc., Cl. A*	1,490	258,128
BIOTECHNOLOGY—7.7%
Amgen, Inc.	421	121,256
Autolus Therapeutics PLC#,*	45,861	295,345
Cabaletta Bio, Inc.*	17,338	393,573
Natera, Inc.*	3,034	190,050
		1,000,224
BROADLINE RETAIL—8.6%
Amazon.com, Inc.*	5,288	803,458
MercadoLibre, Inc.*	196	308,022
		1,111,480
CASINOS & GAMING—1.8%
DraftKings, Inc., Cl. A*	6,461	227,750
COMMUNICATIONS EQUIPMENT—1.8%
Arista Networks, Inc.*	1,011	238,101
ELECTRONIC EQUIPMENT & INSTRUMENTS—2.5%
908 Devices, Inc.*	29,176	327,355
FINANCIAL EXCHANGES & DATA—0.9%
Cboe Global Markets, Inc.	618	110,350
FOOTWEAR—1.7%
Deckers Outdoor Corp.*	339	226,598
HEALTHCARE EQUIPMENT—6.0%
Intuitive Surgical, Inc.*	1,162	392,012
TransMedics Group, Inc.*	4,946	390,388
		782,400
HOTELS RESORTS & CRUISE LINES—1.9%
Lindblad Expeditions Holdings, Inc.*	21,808	245,776
INTERACTIVE MEDIA & SERVICES—5.8%
Meta Platforms, Inc., Cl. A*	1,298	459,440
Pinterest, Inc., Cl. A*	7,938	294,024
		753,464
INTERNET SERVICES & INFRASTRUCTURE—4.5%
MongoDB, Inc., Cl. A*	554	226,503
Shopify, Inc., Cl. A*	4,546	354,133
		580,636
MOVIES & ENTERTAINMENT—3.7%
Netflix, Inc.*	492	239,545
Spotify Technology SA*	1,260	236,766
		476,311
PASSENGER AIRLINES—1.9%
Joby Aviation, Inc.*	37,300	248,045

THE ALGER ETF TRUST | ALGER 35 ETF
Schedule of Investments December 31, 2023 (Continued)

COMMON STOCKS—90.5% (CONT.)	SHARES	VALUE
PASSENGER GROUND TRANSPORTATION—2.5%
Uber Technologies, Inc.*	5,340	$328,784
PHARMACEUTICALS—3.0%
Eli Lilly & Co.	675	393,471
RESTAURANTS—2.1%
Shake Shack, Inc., Cl. A*	3,684	273,058
SEMICONDUCTORS—14.5%
Advanced Micro Devices, Inc.*	4,171	614,847
NVIDIA Corp.	2,109	1,044,419
Rambus, Inc.*	3,284	224,133
		1,883,399
SYSTEMS SOFTWARE—12.3%
Crowdstrike Holdings, Inc., Cl. A*	1,320	337,022
Microsoft Corp.	2,664	1,001,771
Zscaler, Inc.*	1,153	255,459
		1,594,252
TOTAL COMMON STOCKS
(Cost $9,430,181)		11,749,346
REAL ESTATE INVESTMENT TRUST—1.8%	SHARES	VALUE
TELECOM TOWER—1.8%
Crown Castle Inc.	2,006	231,071
(Cost $219,197)		231,071
Total Investments
(Cost $9,649,378)	92.3%	$11,980,417
Unaffiliated Securities (Cost $9,649,378)		11,980,417
Other Assets in Excess of Liabilities	7.7%	996,727
NET ASSETS	100.0%	$12,977,144

*	Non-income producing security.
#	American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER ETF TRUST  ALGER MID CAP 40 ETF
Schedule of Investments December 31, 2023

COMMON STOCKS—95.6%	SHARES	VALUE
ADVERTISING—1.2%
The Trade Desk, Inc., Cl. A*	4,800	$345,408
AEROSPACE & DEFENSE—7.1%
HEICO Corp., Cl. A	8,811	1,255,039
TransDigm Group, Inc.	726	734,421
		1,989,460
APPAREL RETAIL—3.2%
Burlington Stores, Inc.*	4,548	884,495
APPLICATION SOFTWARE—15.3%
AppFolio, Inc., Cl. A*	5,340	925,101
Datadog, Inc., Cl. A*	4,379	531,523
DocuSign, Inc., Cl. A*	6,677	396,948
InterDigital, Inc.	2,107	228,694
Manhattan Associates, Inc.*	5,515	1,187,490
PTC, Inc.*	3,155	551,999
Synopsys, Inc.*	923	475,262
		4,297,017
BIOTECHNOLOGY—12.4%
Cabaletta Bio, Inc.*	40,736	924,707
Exact Sciences Corp.*	10,164	751,933
Natera, Inc.*	18,500	1,158,840
Vaxcyte, Inc.*	10,371	651,299
		3,486,779
BROADLINE RETAIL—1.6%
MercadoLibre, Inc.*	278	436,888
CARGO GROUND TRANSPORTATION—1.5%
Saia, Inc.*	974	426,826
CASINOS & GAMING—3.9%
DraftKings, Inc., Cl. A*	23,321	822,065
Penn Entertainment, Inc.*	10,994	286,064
		1,108,129
ELECTRICAL COMPONENTS & EQUIPMENT—4.8%
Vertiv Holdings Co., Cl. A	28,006	1,345,128
ENVIRONMENTAL & FACILITIES SERVICES—3.6%
Veralto Corp.	5,619	462,219
Waste Connections, Inc.	3,640	543,343
		1,005,562
HOMEBUILDING—1.3%
NVR, Inc.*	54	378,024
HOMEFURNISHING RETAIL—1.2%
Wayfair, Inc., Cl. A*	5,548	342,312
HOTELS RESORTS & CRUISE LINES—2.6%
MakeMyTrip Ltd.*	15,419	724,385
INTERACTIVE MEDIA & SERVICES—1.9%
Pinterest, Inc., Cl. A*	14,438	534,783
INTERNET SERVICES & INFRASTRUCTURE—1.9%
Snowflake, Inc., Cl. A*	2,626	522,574
MOVIES & ENTERTAINMENT—4.5%
Liberty Media Corp. Series C Liberty Formula One*	19,945	1,259,128

THE ALGER ETF TRUST  ALGER MID CAP 40 ETF
Schedule of Investments December 31, 2023 (Continued)

COMMON STOCKS—95.6% (CONT.)	SHARES	VALUE
OIL & GAS EXPLORATION & PRODUCTION—4.4%
Diamondback Energy, Inc.	7,955	$1,233,661
PERSONAL CARE PRODUCTS—1.9%
e.l.f. Beauty, Inc.*	3,689	532,470
PHARMACEUTICALS—0.7%
Structure Therapeutics, Inc.#,*	4,977	202,862
RESTAURANTS—3.6%
Shake Shack, Inc., Cl. A*	13,463	997,878
SEMICONDUCTORS—7.2%
indie Semiconductor, Inc., Cl. A*	80,892	656,034
Micron Technology, Inc.	7,504	640,391
Monolithic Power Systems, Inc.	1,168	736,751
		2,033,176
SOFT DRINKS & NON-ALCOHOLIC BEVERAGES—2.5%
Celsius Holdings, Inc.*	12,834	699,710
SYSTEMS SOFTWARE—3.8%
Crowdstrike Holdings, Inc., Cl. A*	2,077	530,300
SentinelOne, Inc., Cl. A*	19,221	527,424
		1,057,724
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—1.6%
Super Micro Computer, Inc.*	1,556	442,309
TRANSACTION & PAYMENT PROCESSING SERVICES—1.9%
Affirm Holdings, Inc., Cl. A*	10,812	531,302
TOTAL COMMON STOCKS		26,817,990
(Cost $21,844,279)
Total Investments
(Cost $21,844,279)	95.6%	$26,817,990
Unaffiliated Securities (Cost $21,844,279)		26,817,990
Other Assets in Excess of Liabilities	4.4%	1,234,028
NET ASSETS	100.0%	$28,052,018

*	Non-income producing security.
#	American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER ETF TRUST | ALGER WEATHERBIE ENDURING GROWTH ETF
Schedule of Investments December 31, 2023

COMMON STOCKS—95.2%	SHARES	VALUE
ADVERTISING—1.1%
The Trade Desk, Inc., Cl. A*	684	$49,221
AEROSPACE & DEFENSE—12.6%
HEICO Corp.	664	118,770
TransDigm Group, Inc.	432	437,011
		555,781
APPLICATION SOFTWARE—12.6%
HubSpot, Inc.*	255	148,037
nCino, Inc.*	2,284	76,811
SPS Commerce, Inc.*	988	191,514
Vertex, Inc., Cl. A*	5,154	138,849
		555,211
ASSET MANAGEMENT & CUSTODY BANKS—2.3%
StepStone Group, Inc., Cl. A	3,169	100,869
BIOTECHNOLOGY—5.4%
ACADIA Pharmaceuticals, Inc.*	7,684	240,586
BROADLINE RETAIL—3.6%
Ollie’s Bargain Outlet Holdings, Inc.*	2,073	157,320
CARGO GROUND TRANSPORTATION—5.6%
RXO, Inc.*	5,163	120,091
XPO, Inc.*	1,440	126,130
		246,221
ENVIRONMENTAL & FACILITIES SERVICES—12.3%
Casella Waste Systems, Inc., Cl. A*	3,790	323,894
Montrose Environmental Group, Inc.*	1,802	57,898
Waste Connections, Inc.	1,082	161,510
		543,302
HEALTHCARE EQUIPMENT—16.0%
Glaukos Corp.*	2,395	190,379
Inspire Medical Systems, Inc.*	1,129	229,672
Insulet Corp.*	407	88,311
Nevro Corp.*	9,169	197,317
		705,679
HUMAN RESOURCE & EMPLOYMENT SERVICES—4.1%
Paylocity Holding Corp.*	1,104	181,994
MANAGED HEALTHCARE—5.4%
Progyny, Inc.*	6,433	239,179
REAL ESTATE SERVICES—6.9%
FirstService Corp.	1,873	303,595
SEMICONDUCTORS—4.1%
Impinj, Inc.*	2,016	181,500
TRADING COMPANIES & DISTRIBUTORS—2.5%
SiteOne Landscape Supply, Inc.*	693	112,612

THE ALGER ETF TRUST | ALGER WEATHERBIE ENDURING GROWTH ETF
Schedule of Investments December 31, 2023 (Continued)

COMMON STOCKS—95.2%	SHARES	VALUE
TRANSACTION & PAYMENT PROCESSING SERVICES—0.7%
Flywire Corp.*	1,245	$28,822
TOTAL COMMON STOCKS
(Cost $3,499,817)		4,201,892
Total Investments
(Cost $3,499,817)	95.2%	$4,201,892
Unaffiliated Securities (Cost $3,499,817)		4,201,892
Other Assets in Excess of Liabilities	4.8%	211,455
NET ASSETS	100.0%	$4,413,347

*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER ETF TRUST

Statements of Assets and Liabilities December 31, 2023

	Alger 35 ETF		Alger Mid Cap 40 ETF
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$11,980,417		$26,817,990
Cash and cash equivalents	1,008,185		1,250,348
Dividends and interest receivable	—		3,740
Receivable from Investment Manager	19,736		32,617
Prepaid expenses	10,446		13,609
Total Assets	13,018,784		28,118,304

LIABILITIES:
Accrued fund accounting fees	19,882		28,847
Accrued professional fees	11,426		12,470
Accrued investment management fees	4,470		11,201
Accrued transfer agent fees	3,950		3,822
Accrued custodian fees	817		3,051
Accrued printing fees	458		5,922
Accrued listing fees	310		604
Accrued trustee fees	267		303
Accrued other expenses	60		66
Total Liabilities	41,640		66,286
NET ASSETS	$12,977,144		$28,052,018

NET ASSETS CONSIST OF:
Paid in capital (unlimited shares authorized, par value of $.001 per share)	14,699,599		43,560,069
Net accumulated loss	(1,722,455)		(15,508,051)
NET ASSETS	$12,977,144		$28,052,018
* Identified cost	$9,649,378	(a)	$21,844,279	(b)

See Notes to Financial Statements.

(a)
At December 31, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $9,741,443, amounted to $2,238,974, which consisted of aggregate gross unrealized appreciation of $2,238,974.

(b)
At December 31, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $21,844,279, amounted to $4,973,711, which consisted of aggregate gross unrealized appreciation of $5,211,655 and aggregate gross unrealized depreciation of $237,944.

THE ALGER ETF TRUST

Statements of Assets and Liabilities December 31, 2023 (Continued)

	Alger 35 ETF	Alger Mid Cap 40 ETF
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:	750,000	2,062,500
NET ASSET VALUE PER SHARE:	$17.30	$13.60

See Notes to Financial Statements.

THE ALGER ETF TRUST

Statements of Assets and Liabilities December 31, 2023 (Continued)

	Alger Weatherbie
	Enduring Growth ETF
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedule of investments	$4,201,892
Cash and cash equivalents	247,936
Dividends and interest receivable	358
Receivable from Investment Manager	9,758
Prepaid expenses	7,613
Total Assets	4,467,557

LIABILITIES:
Accrued fund accounting fees	21,163
Accrued professional fees	19,591
Accrued custodian fees	4,985
Accrued transfer agent fees	4,093
Accrued investment management fees	1,853
Accrued printing fees	1,650
Accrued listing fees	568
Accrued trustee fees	162
Accrued other expenses	145
Total Liabilities	54,210
NET ASSETS	$4,413,347

NET ASSETS CONSIST OF:
Paid in capital (unlimited shares authorized, par value of $.001 per share)	3,821,625
Distributable earnings	591,722
NET ASSETS	$4,413,347
* Identified cost	$3,499,817	(a)

See Notes to Financial Statements.

(a)
At December 31, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $3,499,855, amounted to $702,037, which consisted of aggregate gross unrealized appreciation of $736,907 and aggregate gross unrealized depreciation of $34,870.

THE ALGER ETF TRUST

Statements of Assets and Liabilities December 31, 2023 (Continued)

Alger Weatherbie Enduring Growth ETF
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:	200,000
NET ASSET VALUE PER SHARE:	$22.07

See Notes to Financial Statements.

THE ALGER ETF TRUST

Statement of Operations for the year ended December 31, 2023

	Alger 35 ETF	Alger Mid Cap 40 ETF
INCOME:
Dividends (net of foreign withholding taxes*)	$30,781	$100,257
Interest	20,746	86,706
Total Income	51,527	186,963

EXPENSES:
Investment management fees — Note 3(a)	49,996	138,034
Custodian fees	1,830	7,297
Fund accounting fees	64,280	67,190
Professional fees	32,218	48,784
Transfer agent fees	18,693	18,855
Licensing fees	3,936	10,344
Printing fees	3,455	14,781
External valuation specialist fees	1,809	3,854
Trustee fees — Note 3(c)	801	1,707
Registration fees	28	737
Other expenses	2,297	4,583
Total Expenses	179,343	316,166
Less, expense reimbursements/waivers — Note 3(a)	(117,119)	(147,138)
Net Expenses	62,224	169,028
NET INVESTMENT INCOME (LOSS)	(10,697)	17,935

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on unaffiliated investments	(520,100)	(2,185,943)
Net realized gain on transfer-in-kind	236,762	1,062,668
Net change in unrealized appreciation on unaffiliated investments	3,189,582	5,367,202
Net realized and unrealized gain on investments	2,906,244	4,243,927
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,895,547	$4,261,862
* Foreign withholding taxes	$348	$207

See Notes to Financial Statements.

THE ALGER ETF TRUST

Statement of Operations for the year ended December 31, 2023 (Continued)

Alger Weatherbie Enduring Growth ETF
From March 6, 2023 (commencement of operations) to December 31, 2023
INCOME:
Dividends (net of foreign withholding taxes*)	$21,748
Interest	9,458
Total Income	31,206

EXPENSES:
Investment management fees — Note 3(a)	17,031
Custodian fees	7,051
Fund accounting fees	54,810
Professional fees	31,646
Transfer agent fees	13,692
External valuation specialist fees	7,016
Printing fees	5,125
Licensing fees	894
Trustee fees — Note 3(c)	328
Other expenses	1,758
Total Expenses	139,351
Less, expense reimbursements/waivers — Note 3(a)	(119,224)
Net Expenses	20,127
NET INVESTMENT INCOME	11,079

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on unaffiliated investments	(110,732)
Net change in unrealized appreciation on unaffiliated investments	702,075
Net realized and unrealized gain on investments	591,343
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$602,422
* Foreign withholding taxes	$538

See Notes to Financial Statements.

THE ALGER ETF TRUST

Statements of Changes in Net Assets

	Alger 35 ETF
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Net investment income (loss)	$(10,697)	$8,244
Net realized loss on investments and in-kind redemptions	(283,338)	(2,980,855)
Net change in unrealized appreciation (depreciation) on investments	3,189,582	(1,824,201)
Net increase (decrease) in net assets resulting from operations	2,895,547	(4,796,812)

Dividends and distributions to shareholders:
Total dividends and distributions to shareholders	(1,125)	(5,088)

Increase from shares of beneficial interest transactions — Note 6:	1,099,250	268,250
Total increase (decrease)	3,993,672	(4,533,650)

Net Assets:
Beginning of period	8,983,472	13,517,122
END OF PERIOD	$12,977,144	$8,983,472

See Notes to Financial Statements.

THE ALGER ETF TRUST

Statements of Changes in Net Assets (Continued)

	Alger Mid Cap 40 ETF
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Net investment income (loss)	$17,935	$(26,247)
Net realized loss on investments and in-kind redemptions	(1,123,275)	(16,910,773)
Net change in unrealized appreciation on investments	5,367,202	122,251
Net increase (decrease) in net assets resulting from operations	4,261,862	(16,814,769)

Increase (decrease) from shares of beneficial interest transactions — Note 6:	(4,848,000)	6,703,375
Total decrease	(586,138)	(10,111,394)

Net Assets:
Beginning of period	28,638,156	38,749,550
END OF PERIOD	$28,052,018	$28,638,156

See Notes to Financial Statements.

THE ALGER ETF TRUST

Statements of Changes in Net Assets (Continued)

Alger Weatherbie Enduring Growth ETF
From March 6, 2023 (commencement of operations) to December 31, 2023
Net investment income	$11,079
Net realized loss on investments	(110,732)
Net change in unrealized appreciation on investments	702,075
Net increase in net assets resulting from operations	602,422

Dividends and distributions to shareholders:
Total dividends and distributions to shareholders	(10,700)

Increase from shares of beneficial interest transactions — Note 6:	3,821,625
Total increase	4,413,347

Net Assets:
Beginning of period	-
END OF PERIOD	$4,413,347

See Notes to Financial Statements.

THE ALGER ETF TRUST

Financial Highlights for a share outstanding throughout the period

Alger 35 ETF

	For the Year Ended 12/31/2023	For the Year Ended 12/31/2022	From 5/03/2021 (commencement of operations) to 12/31/2021(i)
Net asset value, beginning of period	$13.07	$20.40	$20.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.01)	0.01	(0.04)
Net realized and unrealized gain (loss) on investments	4.24	(7.33)	0.44
Total from investment operations	4.23	(7.32)	0.40
Dividends from net investment income	— (iii)	(0.01)	—
Net asset value, end of period	$17.30	$13.07	$20.40
Net asset value, Total return	32.38%	(35.90)%	2.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$12,977	$8,983	$13,517
Ratio of gross expenses to average net assets	1.60%	1.83%	1.85%
Ratio of expense reimbursements to average net assets	(1.05)%	(1.28)%	(1.30)%
Ratio of net expenses to average net assets	0.55%	0.55%	0.55%
Ratio of net investment income (loss) to average net assets	(0.10)%	0.08%	(0.28)%
Portfolio turnover rate(iv)	414.20%	187.01%	99.20%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Amount was less than $0.005 per share.
(iv)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

THE ALGER ETF TRUST

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap 40 ETF

	For the Year Ended 12/31/2023		For the Year Ended 12/31/2022	From 2/26/2021 (commencement of operations) to 12/31/2021(i)
Net asset value, beginning of period	$11.69		$20.00	$20.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.01		(0.01)	(0.08)
Net realized and unrealized gain (loss) on investments	1.90		(8.30)	1.15
Total from investment operations	1.91		(8.31)	1.07
Distributions from net realized gains	—		—	(1.07)
Net asset value, end of period	$13.60		$11.69	$20.00
Net asset value, Total return	16.34%		(41.55)%	5.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$28,052		$28,638	$38,750
Ratio of gross expenses to average net assets	1.14	%(iii)	1.19%	1.23%
Ratio of expense reimbursements to average net assets	(0.53)%		(0.59)%	(0.63)%
Ratio of net expenses to average net assets	0.61	%(iv)	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	0.06%		(0.09)%	(0.43)%
Portfolio turnover rate(v)	206.82%		256.37%	417.06%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	This amount has been revised, due to the correction of an immaterial error, from the previously reported ratio of 1.15%.
(iv)	This amount has been revised, due to the correction of an immaterial error, from the previously reported ratio of 0.60%.
(v)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

THE ALGER ETF TRUST

Financial Highlights for a share outstanding throughout the period

Alger Weatherbie Enduring Growth ETF

From 3/6/2023 (commencement of operations) to 12/31/2023(i)
Net asset value, beginning of period	$19.90
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.06
Net realized and unrealized gain on investments	2.16
Total from investment operations	2.22
Dividends from net investment income	(0.05)
Net asset value, end of period	$22.07
Net asset value, Total return	11.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,413
Ratio of gross expenses to average net assets	4.48%
Ratio of expense reimbursements to average net assets	(3.83)%
Ratio of net expenses to average net assets	0.65%
Ratio of net investment income to average net assets	0.36%
Portfolio turnover rate	35.65%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.

THE ALGER ETF TRUST

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a business trust under the laws of the Commonwealth of Massachusetts on March 24, 2020. The Alger 35 ETF, the Alger Mid Cap 40 ETF and the Alger Weatherbie Enduring Growth ETF are each separate non-diversified series of the Trust (each, a “Fund” and together, the “Funds”). The Trust qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946-Financial Services – Investment Companies. Each Fund’s investment objective is to seek long-term capital appreciation. Under normal circumstances, each Fund invests primarily in equity securities. Shares of each Fund are listed for trading on the NYSE Arca, Inc.

The Alger Weatherbie Enduring Growth ETF commenced operations on March 6, 2023.

On May 23, 2023, the Board of Trustees of the Trust (the “Board”) approved the transition of each Fund’s custodian, administrator, and transfer agent from Brown Brothers Harriman & Company (the “Custodian”) to The Bank of New York Mellon. This change is anticipated to become effective in early 2024.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

The Board has designated, pursuant to Rule 2a-5 under the 1940 Act, the Funds’ investment adviser, Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”) as its valuation designee (the “Valuation Designee”) to make fair value determinations subject to the Board’s review and oversight. The Valuation Designee has established a Valuation Committee (“Committee”) comprised of representatives of the Investment Manager and officers of the Funds to assist in performing the duties and responsibilities of the Valuation Designee.

The Valuation Designee has established valuation processes, including but not limited to: (i) making fair value determinations when market quotations for financial instruments are not readily available in accordance with valuation policies and procedures adopted by the Board; (ii) assessing and managing material risks associated with fair valuation determinations; (iii) selecting, applying and testing fair valuation methodologies; and (iv) overseeing and evaluating pricing services used by the Funds. The Valuation Designee regularly reports its fair valuation determinations and related valuation information to the Board. The Committee generally meets quarterly and on an as-needed basis to review and evaluate the effectiveness of the valuation policies and procedures in accordance with the requirements of Rule 2a-5.

THE ALGER ETF TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Investments in money market funds and short-term securities held by the Funds having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are generally valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, amortized cost, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. The Funds cannot invest in Level 2 and Level 3 securities.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, U.S. Treasury securities, government money market funds, and repurchase agreements.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

THE ALGER ETF TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

(d) Lending of Fund Securities: The Funds may lend their securities to financial institutions (other than to the Investment Manager or its affiliates), provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets including borrowings, as defined in its prospectus. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian, in an amount equal to at least 102% of the current market value of U.S. loaned securities. The market value of the loaned securities is determined at the close of each business day of the Funds. Any required additional collateral is delivered to the Custodian each day and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of December 31, 2023.

(e) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, are declared and paid annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses and redemption in kind adjustments. The reclassifications are done annually at year-end and have no impact on the net asset values of the Funds and are designed to present the Funds’ capital accounts on a tax basis.

(f) In-Kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

(g) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required at the Fund level. Each Fund is treated as a separate entity for the purpose of determining such compliance.

THE ALGER ETF TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Funds’ tax returns remains open for three years. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets.

(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

NOTE 3 — Investment Management Fees and Other Transactions with Affiliates:

(a) Investment Management Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Management Agreement with Alger Management, are payable monthly and computed based on the following annual rates based on a percentage of average daily net assets:

Actual Rate
Alger 35 ETF	0.45%
Alger Mid Cap 40 ETF	0.50%
Alger Weatherbie Enduring Growth ETF	0.55%

Alger Weatherbie Enduring Growth ETF's sub-adviser, Weatherbie Capital, LLC (“Weatherbie” or the “Sub-Adviser”), an affiliate of Alger Management, is paid a fee, out of the investment management fee that Alger Management receives at no additional cost to the Fund, which is equal to 70% of the net investment advisory fee paid by the Fund to Alger Management. For the period ended December 31, 2023, Alger Management paid no sub-advisory fee to Weatherbie, as investment management fees, payable by the Fund to Alger Management were fully waived by Alger Management.

Alger Management has contractually agreed to waive and/or reimburse Fund expenses (excluding custody fees, acquired fund fees and expenses, taxes, brokerage and extraordinary expenses, to the extent applicable) through April 30, 2025 to the extent necessary to limit other expenses based on average daily net assets, as listed in the table below.

THE ALGER ETF TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Prior to April 30, 2023, Alger Management had contractually agreed to waive and/or reimburse Fund expenses (excluding acquired fund fees and expenses, taxes, brokerage and extraordinary expenses, if applicable) for certain Funds in order for the total annual fund operating expenses to not exceed certain rates, based on daily average net assets.

	OTHER EXPENSES WAIVER / REIMBURSEMENT		FEES WAIVED / REIMBURSED FOR THE YEAR ENDED DECEMBER 31, 2023
Alger 35 ETF	0.10	%(a)	$117,119
Alger Mid Cap 40 ETF	0.10	%(b)	$147,138
Alger Weatherbie Enduring Growth ETF(c)	0.10%		$119,224

(a) Prior to April 30, 2023, total annual fund operating expenses for Alger 35 ETF could not exceed 0.55%.

(b) Prior to April 30, 2023, total annual fund operating expenses for Alger Mid Cap 40 ETF could not exceed 0.60%.

(c) Alger Weatherbie Enduring Growth ETF commenced operations on March 6, 2023.

Alger Management may recoup any fees waived or expenses reimbursed pursuant to the contract; however, a Fund will only make repayments to Alger Management if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) the Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed. For the year ended December 31, 2023, there were no recoupment payments made by the Funds to Alger Management.

(b) Brokerage Commissions: During the year ended December 31, 2023, Alger 35 ETF and Alger Mid Cap 40 ETF paid Fred Alger & Company, LLC, each Fund’s distributor and affiliate of Alger Management (the “Distributor” or “Alger LLC”), commissions of $7,887 and $6,733, respectively, in connection with securities transactions.

(c) Trustee Fees: Each trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (“Independent Trustee”), receives a fee of $156,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The Alger Funds II, The Alger Funds, The Alger Portfolios and Alger Global Focus Fund, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chair of the Board receives additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

The Board has adopted a policy requiring Trustees to receive a minimum of 10% of their annual compensation in shares of one or more of the funds in the Alger Fund Complex.

(d) Interfund Loans: The Funds, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under their investment restrictions, the Funds may lend uninvested cash in an amount up to 15% of their net assets to other funds in the Alger Fund Complex. If a Fund has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of that Fund’s total assets, such Fund will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Funds. There were no interfund loans outstanding as of December 31, 2023.

THE ALGER ETF TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended December 31, 2023, the Funds did not incur interfund loan interest expense.

(e) Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management or sub-advised by Weatherbie. There were no interfund trades during the year ended December 31, 2023.

(f) Other Transactions with Affiliates: Certain officers and one Trustee of the Trust are directors and/or officers of Alger Management, the Distributor, or their affiliates. At December 31, 2023, Alger Management and its affiliated entities owned 157,494 shares of Alger Weatherbie Enduring Growth ETF.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions of each Fund, other than U.S. Government securities, in-kind transactions and short-term securities, for the year ended December 31, 2023:

	PURCHASES	SALES
Alger 35 ETF	$44,673,395	$45,272,439
Alger Mid Cap 40 ETF	54,416,615	53,474,733
Alger Weatherbie Enduring Growth ETF(a)	1,402,638	1,313,743

(a) Alger Weatherbie Enduring Growth ETF commenced operations on March 6, 2023.

The following summarizes the securities in-kind transactions of each Fund for the year ended December 31, 2023. Alger 35 ETF and the Alger Mid Cap 40 ETF had realized gains on in-kind transactions of $236,762 and $1,062,668, respectively. Net gains (losses) on in-kind redemptions are not considered taxable for federal income tax purposes.

	PURCHASES	SALES
Alger 35 ETF	$3,054,646	$1,830,606
Alger Mid Cap 40 ETF	2,429,650	6,819,196
Alger Weatherbie Enduring Growth ETF(a)	3,521,654	—

(a) Alger Weatherbie Enduring Growth ETF commenced operations on March 6, 2023.

NOTE 5 — Borrowings:

The Funds may borrow from the Custodian on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed, taking into consideration relevant overnight and short-term reference rates and the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commission, if any. The Funds may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(d). For the year ended December 31, 2023, the Funds had no borrowings from the Custodian or other funds in the Alger Fund Complex.

THE ALGER ETF TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 6 — Share Capital:

Each Fund offers and issues shares at its NAV per share only in aggregations of a specified number of shares (a “Creation Unit”), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”), together with the deposit of a specified cash payment (“Cash Component”). Shares of the Funds are listed for trading on NYSE Arca, Inc., a national securities exchange. Shares of the Funds are traded in the secondary market and elsewhere at market prices that may be at, above or below each Fund’s NAV. Shares of each Fund are redeemable only in Creation Units, generally in exchange for Deposit Securities and a Cash Component. Creation Units are typically a specified number of shares, generally 12,500 or multiples thereof, for each Fund. All orders to purchase Creation Units must be placed by or through authorized participants (“APs”) who have entered into agreements with Alger LLC, a registered broker-dealer. Each AP will establish and maintain a confidential brokerage account with an agent (known as an AP Representative), for the benefit of the AP, in order to engage in in-kind creation and redemption activity with the Funds.

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	DECEMBER 31, 2023		DECEMBER 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
Alger 35 ETF
Shares sold	200,000	$3,069,000	112,500	$1,787,125
Shares redeemed	(137,500)	(1,969,750)	(87,500)	(1,518,875)
Net increase	62,500	$1,099,250	25,000	$268,250

Alger Mid Cap 40 ETF
Shares sold	212,500	$2,603,625	825,000	$11,579,000
Redemptions in-kind*	(175,000)	(2,161,250)	—	—
Shares redeemed	(425,000)	(5,290,375)	(312,500)	(4,875,625)
Net increase (decrease)	(387,500)	$(4,848,000)	512,500	$6,703,375

Alger Weatherbie Enduring Growth ETF**
Shares sold	200,000	$3,821,625	—	—
Shares redeemed	—	—	—	—
Net increase	200,000	$3,821,625	—	—

* Certain shareholders of the Fund redeemed shares in-kind.

** Inception date March 6, 2023.

THE ALGER ETF TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended December 31, 2023 and the period ended December 31, 2022 was as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2023	FOR THE PERIOD ENDED DECEMBER 31, 2022
Alger 35 ETF
Distributions paid from:
Ordinary Income	$1,125	$5,088
Long-term capital gain	—	—
Total distributions paid	$1,125	$5,088

Alger Mid Cap 40 ETF
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	—	—
Total distributions paid	$—	$—

Alger Weatherbie Enduring Growth ETF*
Distributions paid from:
Ordinary Income	$10,700	$—
Long-term capital gain	—	—
Total distributions paid	$10,700	$—

* Inception date March 6, 2023.

As of December 31, 2023, the components of accumulated gains (losses) on a tax basis were as follows:

Alger 35 ETF
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(3,961,429)
Net unrealized appreciation	2,238,974
Total accumulated losses	$(1,722,455)

Alger Mid Cap 40 ETF
Undistributed ordinary income	$17,935
Undistributed long-term gains	—
Net accumulated earnings	17,935
Capital loss carryforwards	(20,499,697)
Net unrealized appreciation	4,973,711
Total accumulated losses	$(15,508,051)

THE ALGER ETF TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Weatherbie Enduring Growth ETF
Undistributed ordinary income	$379
Undistributed long-term gains	—
Net accumulated earnings	379
Capital loss carryforwards	(110,694)
Net unrealized appreciation	702,037
Total accumulated earnings	$591,722

During the year ended December 31, 2023, the Alger 35 ETF, the Alger Mid Cap 40 ETF and the Alger Weatherbie Enduring Growth ETF, for federal income tax purpose, had capital loss carryforwards of $3,961,429, $20,499,697 and $110,694, respectively. These amounts will not be subject to expiration under the Regulated Investment Company Modernization Act of 2010, and these amounts may be applied against future net realized gains until their utilization.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales.

The Funds accrue tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

Permanent differences, primarily from in-kind redemptions on the Alger 35 ETF and in-kind redemptions on the Alger Mid Cap 40 ETF, resulted in the following reclassifications among the Funds’ components of net assets at December 31, 2023:

Alger 35 ETF
Net Earnings/(Loss)	$(205,122)
Paid in Capital	$205,122

Alger Mid Cap 40 ETF
Net Earnings/(Loss)	$(1,033,763)
Paid in Capital	$1,033,763

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of December 31, 2023 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

THE ALGER ETF TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger 35 ETF	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$1,229,775	$1,229,775	$—	$—
Consumer Discretionary	2,336,708	2,336,708	—	—
Financials	110,350	110,350	—	—
Healthcare	2,176,095	2,176,095	—	—
Industrials	1,014,547	1,014,547	—	—
Information Technology	4,881,871	4,881,871	—	—
TOTAL COMMON STOCKS	$11,749,346	$11,749,346	$—	$—
REAL ESTATE INVESTMENT TRUST
Real Estate	231,071	231,071	—	—
TOTAL INVESTMENTS IN SECURITIES	$11,980,417	$11,980,417	$—	$—

Alger Mid Cap 40 ETF	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	2,139,319	2,139,319	—	—
Consumer Discretionary	4,872,111	4,872,111	—	—
Consumer Staples	1,232,180	1,232,180	—	—
Energy	1,233,661	1,233,661	—	—
Financials	531,302	531,302	—	—
Healthcare	3,689,641	3,689,641	—	—
Industrials	4,766,976	4,766,976	—	—
Information Technology	8,352,800	8,352,800	—	—
TOTAL COMMON STOCKS	$26,817,990	$26,817,990	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$26,817,990	$26,817,990	$—	$—

Alger Weatherbie Enduring Growth ETF	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	49,221	49,221	—	—
Consumer Discretionary	157,320	157,320	—	—
Financials	129,691	129,691	—	—
Healthcare	1,185,444	1,185,444	—	—
Industrials	1,639,910	1,639,910	—	—
Information Technology	736,711	736,711	—	—
Real Estate	303,595	303,595	—	—
TOTAL COMMON STOCKS	$4,201,892	$4,201,892	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$4,201,892	$4,201,892	$—	$—

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial reporting purposes. As of December 31, 2023, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

THE ALGER ETF TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash and cash equivalents
Alger 35 ETF	$1,008,185	$—	$1,008,185	$—
Alger Mid Cap 40 ETF	1,250,348	—	1,250,348	—
Alger Weatherbie Enduring Growth ETF	247,936	—	247,936	—

NOTE 9 — Principal Risks:

Each Fund is an actively managed ETF that does not seek to replicate the performance of a specified index. The Fund does not provide daily disclosure of its portfolio holdings, but instead provides a verified intraday indicative value (“VIIV”) calculated and disseminated every second throughout the trading day. The VIIV is designed to be a highly correlated per share value of the underlying portfolio, but there is a risk that market price of the Fund may vary significantly from its NAV. The VIIV Calculation Methodology and a historical daily comparison of the Fund’s VIIV to its NAV is available on www.alger.com. Because the Fund trades on the basis of a VIIV, it may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and, therefore, may cost investors more to trade. Although the Fund seeks to benefit from keeping its portfolio information confidential, market participants may attempt to identify the Fund’s trading strategy, which, if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders. The Fund’s shares trade in the secondary market on NYSE Arca, Inc. and therefore may experience associated risks, such as the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility, and disruptions in the creation and/or redemption process of the Fund. Any of these factors may cause the Fund’s shares to trade at a premium or discount to NAV. Creations and redemptions in the Fund occur through an agent called an “AP Representative” who is not obligated to engage in creations or redemptions. The Fund may have a limited number of AP Representatives and if AP Representatives are not able to proceed with creations and/ or redemptions the Fund’s shares may trade at a discount to NAV and possibly face trading halts and/or delisting, and investors could experience significant losses as a result.

THE ALGER ETF TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Each Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

NOTE 10 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to December 31, 2023, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Alger 35 ETF, Alger Mid Cap 40 ETF and Alger Weatherbie Enduring Growth ETF and the Board of Trustees of The Alger ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of The Alger ETF Trust, comprising Alger 35 ETF, Alger Mid Cap 40 ETF and Alger Weatherbie Enduring Growth ETF (collectively, the “Funds”), including the schedules of investments, as of December 31, 2023, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds listed above constituting Alger ETF Trust as of December 31, 2023, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Alger ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Alger 35 ETF	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022, and the period from May 3, 2021 (commencement of operations) through December 31, 2021
Alger Mid Cap 40 ETF	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022, and the period from February 26, 2021 (commencement of operations) through December 31, 2021
Alger Weatherbie Enduring Growth ETF	For the period from March 6, 2023 (commencement of operations) through December 31, 2023

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

New York, New York

February 26, 2024

We have served as the auditor of one or more investment companies within the Alger group of investment companies since 2009.

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares, if applicable; and ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting July 1, 2023 and ending December 31, 2023 and held for the entire period.

Actual Expenses

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2023” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of Fund shares or deduction of insurance charges against assets or annuities. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited) (Continued)

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Six Months Ended December 31, 2023(a)	Annualized Expense Ratio For the Six Months Ended December 31, 2023(b)
Alger 35 ETF
Actual	$1,000.00	$1,108.40	$2.92	0.55%
Hypothetical(c)	1,000.00	1,022.43	2.80	0.55

Alger Mid Cap 40 ETF
Actual	$1,000.00	$1,067.50	$3.13	0.60%
Hypothetical(c)	1,000.00	1,022.18	3.06	0.60

Alger Weatherbie Enduring Growth ETF
Actual	$1,000.00	$1,057.10	$3.37	0.65%
Hypothetical(c)	1,000.00	1,021.93	3.31	0.65

(a)	Expenses are equal to the annualized expense ratio of the Fund, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Trust

Information about the Trustees and officers of the Trust is set forth below. In the table the term “Alger Fund Complex” refers to the Trust, The Alger Portfolios, The Alger Funds, The Alger Institutional Funds, Alger Global Focus Fund and The Alger Funds II, each of which is a registered investment company managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year.

Additional information regarding the Trustees and officers of the Trust is available in the Trust’s Statement of Additional Information.

Name (Year of Birth) and Address(1)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2):

Hilary M. Alger (1961)	Trustee since 2020	Non-Profit Fundraising Consultant since 2015, Schultz & Williams, Non-profit Fundraising Consultant since 2014, Hilary Alger Consulting, Emeritus Trustee since 2020 and Trustee from 2013 to 2020, Philadelphia Ballet; School Committee Member from 2017 to 2023, Germantown Friends School; Trustee, Target Margin Theatre from 1995 to 2023.	28	Board of Directors, Alger Associates, Inc.
Non-Interested Trustees:

Charles F. Baird, Jr. (1953)	Trustee since 2020	Managing Partner since 1997, North Castle Partners (private equity securities group).	28	None
David Rosenberg (1962)	Trustee since 2020	Associate Professor of Law since August 2000, Zicklin School of Business, Baruch College, City University of New York.	28	None
Nathan E. Saint-Amand M.D. (1938)	Trustee since 2020	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988.	28	None

(1) The address of each Trustee is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.

(2) Ms. Alger is an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Trust by virtue of her ownership control of Alger Associates, Inc., which indirectly controls Alger Management and its affiliates.

(3) “Alger Fund Complex” refers to the Trust and the five other registered investment companies managed by Alger Management and the series therof. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the board of trustees of the other five registered investment companies in the Alger Fund Complex.

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth), Position		Officer
with Trust and Address(1)	Principal Occupations	Since
Officers(2):

Hal Liebes (1964) President, Principal Executive Officer	Executive Vice President, Chief Operating Officer (“COO”) and Secretary, Alger Management; COO and Secretary, Alger Associates, Inc.; Director, Alger SICAV; Vice President, COO, Manager and Secretary, Alger Capital, LLC and Alger Group Holdings, LLC; Executive Director and Chairman, Alger Management, Ltd.; COO and Secretary, Weatherbie Capital, LLC; Secretary and Manager, Alger Apple Real Estate LLC; Manager, Alger Partners Investors I LLC, Alger Partners Investors II LLC, Alger Partners Investors-Crossbay LLC, and Alger Partners Investors KEIGF; Secretary, Alger Boulder I.	2020
Tina Payne (1974) Secretary, Chief Compliance Officer, Chief Legal Officer	Senior Vice President, General Counsel, Chief Compliance Officer (“CCO”) and Assistant Secretary, Alger Management; Senior Vice President, General Counsel, and Secretary, Alger LLC; CCO and Authorized Signer, Alger Management, Ltd.; Vice President and Assistant Secretary, Alger Group Holdings, LLC; Assistant Secretary, Weatherbie Capital, LLC.	2020
Michael D. Martins (1965) Treasurer, Principal Financial Officer	Senior Vice President of Alger Management.	2020
Sergio M. Pavone (1961) Assistant Treasurer	Vice President of Alger Management.	2020
Mia G. Pillinger (1989) Assistant Secretary	Vice President and Associate Counsel of Alger Management. Formerly, Associate at Willkie Farr & Gallagher, LLP, from 2016 to 2020.	2020
Sushmita Sahu (1981) AML Compliance Officer	Vice President of Alger Management.	2021

(1)	The address of each officer is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.

(2)	Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

The Statement of Additional Information contains additional information about the Trust’s Trustees and officers and is available without charge upon request by calling (800) 223-3810.

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited) (Continued)

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held on September 19, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of The Alger ETF Trust (the “Trust”), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), reviewed and approved the continuation of the investment management agreement between Fred Alger Management, LLC (“Fred Alger Management”) and the Trust, on behalf of each Fund, and the investment sub-advisory agreement between Fred Alger Management and Weatherbie Capital, LLC (the “Sub-Adviser”), an affiliate of Fred Alger Management, on behalf of Alger Weatherbie Enduring Growth ETF (each, a “Management Agreement”), for an additional one-year period. Fred Alger Management and the Sub-Adviser are collectively referred to herein as the “Manager.”

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager and its representatives at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information the Manager provided in response to a request for information Independent Trustee counsel submitted to the Manager on behalf of the Independent Trustees in connection with the Board’s annual contract consideration, as well as information provided in response to a supplemental request from Independent Trustee counsel on behalf of the Independent Trustees. The materials for the Meeting included a presentation and analysis of the Funds and the Manager by FUSE Research Network LLC (“FUSE”), an independent consulting firm. The Board also received a presentation from FUSE representatives at the Meeting and, among other things, received a description of the methodology FUSE used to select the exchange-traded funds (“ETFs”) included in each Fund’s Peer Universe and Peer Group (as described below). The Board considered the information provided to it about the Funds together, and with respect to each Fund separately, as the Board deemed appropriate.

The Independent Trustees also received advice from, and met separately with, their Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. The Independent Trustees also received a memorandum from Independent Trustee counsel discussing the legal standards and their duties in considering the continuation of the Management Agreements, and counsel reviewed those standards with the Independent Trustees during their separate meeting. The Independent Trustees also met separately with senior management of the Manager, during which time the Independent Trustees discussed various matters related to proposed continuation of the Management Agreements.

The Board reviewed the materials provided and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the short- and long-term investment performance of each Fund; (iii) the costs of the services the Manager provided and profits it realized; (iv) the extent to which economies of scale are realized as a Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited) (Continued)

In the discussions that follow, reference is made to the “median” in the Peer Group and Peer Universe categories. With respect to performance, below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median of the funds in the relevant Performance Universe. With respect to expenses, below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the relevant Expense Group (as described below).

In particular, in approving the continuance of each Management Agreement, the Board considered the following factors:

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Funds. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for the Funds; the structure of investment professional compensation; oversight of third-party service providers; investment performance, fee and expense information; fees and payments to intermediaries for fund administration, transfer agency and shareholder services; legal and compliance matters, including related to each Fund’s operation as an ETF pursuant to exemptive relief obtained from the Securities and Exchange Commission; risk controls; pricing and other services provided by the Manager; and the range of advisory fees the Manager charged to other funds and accounts under its management, including the Manager’s explanation of differences among such funds and accounts and the Funds, where relevant. The Board noted that it received information at regular meetings throughout the year regarding the services rendered by the Manager concerning the management of each Fund’s affairs, including certain portfolio manager presentations, and Fred Alger Management’s role in coordinating and overseeing providers of other services to the Funds. The Board also noted the work undertaken by the Manager with respect to implementing new regulatory requirements applicable to the Funds. The Trustees also noted that the Funds are not designed to track the performance of an index, and investment decisions are the primary responsibility of Fred Alger Management.

The Board noted Fred Alger Management’s history and expertise in the “growth” style of investment management, as well as Fred Alger Management’s consistency in applying its “growth” style investment philosophy and process. With respect to the Alger Weatherbie Enduring Growth ETF, the Board also considered the investment approach of the Sub-Adviser, which takes a fundamental, bottom-up research approach to investing in growth equities, similar to that of Fred Alger Management. The Board noted the length of time the Manager had provided services as an investment adviser to each Fund and also noted FUSE’s analysis that the long-term performance record of certain series in the Alger Family of Funds supports Fred Alger Management’s view on its overall investment capabilities.

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger Family of Funds. The Board noted the continuing strong financial position of the Manager and its commitment to the fund business.

Following consideration of such information, the Trustees determined that they remain satisfied with the nature, extent and quality of services provided by the Manager to the Funds under the Management Agreements.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods. The Board considered the performance returns for each Fund in comparison to the performance returns of a universe of ETFs deemed comparable to the Fund based on various investment, operational, and pricing characteristics (“Peer Universe”), and a group of ETFs from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (“Peer Group”), each as selected by FUSE, as well as to the Fund’s benchmark index.

The Board also reviewed and considered Fund performance reports provided by management and discussions that occurred with investment personnel and senior management at Board meetings throughout the year. The Board further noted that representatives of the Manager review with the Trustees the recent and longer-term performance of each Fund, including contributors to and detractors from Fund performance at every quarterly meeting of the Board throughout the year. In considering the Funds’ performance generally, the Board observed the Manager’s consistency in implementing its growth style investment process and philosophy for the Funds and considered how a strategy’s “growthiness” as compared to peers can impact relative performance results, even among comparisons that either FUSE or the Manager already have identified as having growth characteristics. In this regard, the Board considered FUSE’s commentary regarding the Funds’ growth investment style as compared to a universe of peers comprised of actively managed funds within each Fund’s Morningstar category and as compared to each Fund’s benchmark index, as measured by Morningstar’s Raw Value-Growth score.

The Trustees concluded that each Fund’s performance was acceptable, including particularly in the context of management’s plans to address underperformance where applicable. Further discussion of the Board’s considerations with respect to each Fund’s performance is set forth below.

Alger 35 ETF. The Board considered that the Fund had recently commenced operations and thus had a limited performance history. The Board noted that the Fund’s annualized total return for the one-year and since inception periods underperformed the median of its Peer Group and was in the fourth quartile of its Peer Universe. In this regard, the Board considered FUSE’s commentary that “growthier” large growth funds have underperformed peers during the last three years, as well as sector weightings that contributed to underperformance.

Alger 40 Mid Cap ETF. The Board considered that the Fund had recently commenced operations and thus had a limited performance history. The Board noted that the Fund’s annualized total return for the one-year and since inception periods underperformed the median of its Peer Group. and was in the fourth quartile of its Peer Universe. The Board noted the concentrated nature of the Fund’s strategy and considered FUSE’s commentary that concentrated strategies often deliver either significant excess or lagging results.

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Weatherbie Enduring Growth ETF. The Board considered that the Fund had recently commenced operations and thus had a limited performance history. The Board noted that the Fund’s annualized total return for the since inception period outperformed the median of its Peer Group and was in the first quartile of its Peer Universe.

Comparative Fees and Expenses

For each Fund, the Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to Fred Alger Management in light of the nature, extent and quality of the services provided by the Manager pursuant to the Management Agreements. The Board also reviewed and considered the fee waiver and/ or expense reimbursement arrangements for each Fund, and considered the actual fee rate (after taking such waivers and reimbursements into account) payable by the Fund (the “Actual Management Fee”). Additionally, the Board received and considered information comparing each Fund’s Contractual Management Fee, Actual Management Fee and overall expenses, including administrative fees payable to Fred Alger Management, with those of the funds in the Peer Group provided by FUSE. The Board reviewed the methodology used by FUSE in calculating expense information, including that for purposes of the comparisons below, the Contractual Management Fee used by FUSE for the Fund and peers includes the advisor fee and administrative fee, if a fund reports both.

The Board discussed the factors that could contribute to each Fund’s Contractual Management Fee, Actual Management Fee or total expenses being above or below the median of the Fund’s Peer Group. The Board concluded that the Contractual Management Fee charged to each Fund is reasonable in relation to the services rendered by Fred Alger Management and is the product of arm’s length negotiations. Further discussion of the Board’s considerations with respect to each Fund’s comparative fees and expenses is set forth below.

Alger 35 ETF. The Board noted that the Contractual Management Fee and total expenses for the Fund were below the median, and in the first (least expensive) quartile of its Peer Group.

Alger Mid Cap 40 ETF. The Board noted that the Contractual Management Fee and total expenses for the Fund were equal to the median and in the second quartile of its Peer Group.

Alger Weatherbie Enduring Growth ETF. The Board noted that the Contractual Management Fee and total expenses for the Fund were above the median and in the third quartile of its Peer Group. The Board also noted that, with respect to the Fund, the Sub-Adviser is paid by Fred Alger Management out of the management fee Fred Alger Management receives from the Fund.

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited) (Continued)

In connection with its consideration of each Fund’s fees payable under the Management Agreement, the Board also received information on the range of fees charged by the Manager for funds and accounts of a similar investment strategy to the Funds that are under its management. The Board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of U.S. registered funds, such as the Funds, versus those accounts and the differences in the levels of services required by the Funds as compared to those accounts.

Profitability

The Board reviewed and considered information regarding the profits realized by Fred Alger Management in connection with the operation of each Fund. In this respect, the Board considered overall profitability, including in comparison to certain investment advisory peers, as well as the profits of Fred Alger Management in providing investment management and other services to each Fund during the year ended June 30, 2023. The Board also reviewed the profitability methodology and any changes thereto, noting that management maintains a consistent methodology year to year. The Board considered FUSE’s view that Fred Alger Management’s expense allocation policies align with accepted industry practices.

The Board noted that costs incurred in establishing and maintaining the infrastructure necessary for the fund operations conducted by Fred Alger Management may not be fully reflected in the expenses allocated to each Fund in determining Fred Alger Management’s profitability.

The Board also considered the extent to which the Manager might derive ancillary benefits from Fund operations, including, for example, through soft dollar arrangements. Based upon its consideration of all these factors, the Trustees concluded that the level of profits realized by Fred Alger Management and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

For each Fund, the Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of Fund shareholders. The Board considered the Manager’s view that the overall size of Fred Alger Management allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses.

The Trustees concluded that for each Fund, to the extent economies of scale may be realized by Fred Alger Management, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows.

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited) (Continued)

Conclusion

The Board’s consideration of the Contractual Management Fee for each Fund also had the benefit of a number of years of reviews of the Management Agreement, during which lengthy discussions took place between the Board and representatives of the Manager. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the Fund’s arrangements in prior years.

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including the Independent Trustees voting separately, unanimously approved the continuation of each Management Agreement for an additional one-year period.

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 6/22/21

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

•  Social Security number and

•  Account balances and

•  Transaction history and

•  Purchase history and

•  Assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?

Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• Open an account or

• Make deposits or withdrawals from your account or

• Give us your contact information or

• Provide account information or

• Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes – information about your credit worthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 223-3810 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds file their complete schedules of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their month-end top 10 holdings (with respect to Alger Mid Cap 40 ETF) and month-end top 5 holdings (with respect to Alger 35 ETF and Alger Weatherbie Enduring Growth ETF) with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including AP Representatives, financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. These agreements must be approved by the Trust’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of a Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 223-3810 to obtain such information.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Trust has adopted and implemented a liquidity risk management program (the “LRMP”), which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board met on December 12, 2023 (the “Meeting”) to review the LRMP. The Board previously appointed Alger Management as the program administrator for the LRMP and approved an agreement with ICE Data Services (“ICE”), a third party vendor that assists each Fund with liquidity classifications required by the Liquidity Rule. Alger Management also previously delegated oversight of the LRMP to the Liquidity Risk Committee (the “Committee”). At the Meeting, the Committee, on behalf of Alger Management, provided the Board with a report that addressed the operation of the LRMP and assessed its adequacy and effectiveness of implementation, and any material changes to the LRMP (the “Report”). The Report covered the period from December 1, 2022 through November 30, 2023 (the “Review Period”).

The Report stated that the Committee assessed each Fund’s liquidity risk by considering qualitative factors such as each Fund’s investment strategy, holdings, diversification of investments, redemption policies, cash flows, cash levels, shareholder concentration, access to borrowings, the relationship between each Fund’s liquidity and the way in which each Fund’s shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants including authorized participants, and the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio, among others, in conjunction with the quantitative classifications generated by ICE. In addition, in connection with the review of each Fund’s liquidity risks and the operation of the LRMP and the adequacy and effectiveness of its implementation, the Committee also evaluated the levels at which to set the reasonably anticipated trade size (“RATS”) and market price impact. The Report described the process for determining that each Fund primarily holds investments that are highly liquid. The Report noted that the Committee also performed stress tests on each Fund, concluded that each Fund remained primarily highly liquid. The Report stated that during the Reporting Period, based on updates to Alger Management’s Rule 144A Policy and Procedures, the reporting of Rule 144A securities was updated to reflect the factors used to determine whether such securities, which are deemed illiquid, are liquid and freely tradeable.

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited) (Continued)

There were no material changes to the LRMP during the Review Period. The Report provided to the Board stated that the Committee concluded that, based on the operation of the functions, as described in the Report, during the Review Period, the Trust’s LRMP was operating effectively and adequately with respect to the Funds and has been effectively implemented during the Review Period.

THE ALGER ETF TRUST

100 Pearl Street, 27th Floor
New York, NY 10004

(800) 223-3810
www.alger.com

Investment Manager

Fred Alger Management, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Sub-Adviser

Weatherbie Capital, LLC

265 Franklin Street, Suite 1603

Boston, MA 02110

Distributor

Fred Alger & Company, LLC

100 Pearl Street, 27th Floor
New York, NY 10004

Custodian, Transfer Agent and Dividend Disbursing Agent

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

This report is submitted for the general information of the shareholders of The Alger ETF Trust. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

ETFAR

ITEM 2.	CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Charles F. Baird, Jr. is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. Baird is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
December 31, 2023	$42,000
December 31, 2022	$37,000

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:
December 31, 2023	$9,000
December 31, 2022	$6,500

d) All Other Fees:
December 31, 2023	$8,727
December 31, 2022	$4,190

Other fees include a review and consent for Registrant’s registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

   2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees
December 31, 2023	$260,680	€105,649
December 31, 2022	$300,142	€99,042

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

i) Not Applicable

j) Not Applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	INVESTMENTS.

(a) A Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger ETF Trust

By:	/s/ Hal Liebes

Hal Liebes
Principal Executive Officer

Date: April 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes

Hal Liebes
Principal Executive Officer

Date:  April 3, 2024

By:	/s/ Michael D. Martins

Michael D. Martins
Principal Financial Officer

Date:  April 3, 2024